Registration No. 33-37338 and 811-6198

   As filed with the Securities and Exchange Commission on December 29, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                  Pre-Effective Amendment No.

                  Post-Effective Amendment No. 13                          [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

                  Amendment No. 12                                         [X]

                    TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             500 E BROWARD BOULEVARD, FORT LAUDERDALE, FLORIDA 33394
               (Address of Principal Executive Offices) (Zip Code)

                                 (954) 527-7500
              (Registrant's Telephone Number, Including Area Code)

        DEBORAH R. GATZEK, 777 Mariners Island Blvd., San Mateo, CA 94404
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box):

     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

     [X]  on JANUARY 1, 2000 pursuant to paragraph (b) of Rule 485

     [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ]  on (DATE) pursuant to paragraph (a)(1) of Rule 485

     [ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment



                                     PART A
                                   PROSPECTUS







PROSPECTUS


TEMPLETON CAPITAL
ACCUMULATOR
FUND, INC.




INVESTMENT STRATEGY
           GROWTH





January 1, 2000


[LOGO (R)
FRANKLIN(R) TEMPLETON (R)

You may not purchase fund shares directly. You may acquire fund shares only by investing in Templeton Capital Accumulation Plans (the Plans or Plan). Depending upon your monthly investment amount, the sales charges on the first 12 investments made in the first year of a Plan can be 50% of the total amount you invest during that year. The Plans are not suitable for short-term investment. Details of the Plans, including all charges, are in the attached prospectus for the Plans. Please read the Plan prospectus before investing and keep it for future reference.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                         CONTENTS

                                          THE FUND
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[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


                                   2      Goal and Strategies

                                   2      Main Risks

                                   5      Performance

                                   5      Fees and Expenses

                                   6      Management

                                   6      Distributions and Taxes

                                   7      Financial Highlights

                                          YOUR ACCOUNT
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[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]
                                   8      Buying Shares

                                   8      Investor Services

                                   9      Selling Shares

                                  10      Account Policies

                                  11      Questions


                                          FOR MORE INFORMATION
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[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

                                          Back Cover


          THE FUND

GOAL AND STRATEGIES
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[INSERT GRAPHIC OF BULLEYES AND ARROW]

GOAL The fund's investment goal is long-term capital growth.


PRINCIPAL INVESTMENTS Under normal market conditions, the fund normally invests in equity securities and debt obligations of companies and governments of any nation.


Equity securities generally entitle the holder to participate in a company's general operating results. Equity securities include common stock, preferred stock, convertible securities, warrants or rights. The fund's primary investments are in common stock. In selecting equity securities, the manager does a company-by-company analysis, rather than focusing on a specific industry or economic sector. The manager concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, also will be considered.

Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provides for the payment of interest. These include bonds, notes and debentures, commercial paper, time deposits, bankers' acceptances, and structured investments. The fund may buy both rated and unrated debt securities.

The fund may invest in American, European and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economies of countries where the fund invests are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal because it may not invest or may invest substantially less in equity securities and debt obligations of companies and governments of any nations.

MAIN RISKS
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[INSERT GRAPHIC OF CHART WITH LINE GOING UP AND DOWN]


STOCKS While this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term (over the short term they tend to go up and down more dramatically). These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


[Begin callout]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.


FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in depositary receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.


The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S. While short-term volatility in these markets can be disconcerting, declines of more than 50% are not unusual. The definition of developing or emerging markets or countries as used by the fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds.


COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Foreign markets and their participants generally have less government supervision and regulation than in the U.S.


CURRENCY To the extent the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.


EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

INCOME  Since  the  fund  can  only  distribute   what  it  earns,   the  fund's
distributions to shareholders may decline when interest rates fall.

CREDIT There is the possibility that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.


LIQUIDITY The fund will not invest more than 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them. Reduced liquidity may have an adverse impact on market price and the fund's ability to sell particular securities when necessary to meet the fund's liquidity needs or in response to a specific economic event. Reduced liquidity in the secondary market for certain securities also may make it more difficult for the fund to obtain market quotations based on actual trades for the purpose of valuing the fund's portfolio.


MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Companies in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 5 for more information.

More detailed information about the fund, its policies (including temporary investments), risks and bond ratings can be found in the fund's Statement of Additional Information (SAI).


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]


PERFORMANCE
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[INSER GRAPHIC OF A BEAR AND A BULL]

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past seven calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS/1/

[INSERT BAR GRAPH]





6.64%     39.52%     2.68%    14.80%     22.98%     11.16%     8.58%
------------------------------------------------------------------------
 92         93         94       95        96         97          98
                                      YEAR


[Begin callout]
BEST
QUARTER:
Q4 `98
17.42%

WORST
QUARTER:
Q3 `98
-17.04%
[End callout]

AVERAGE  ANNUAL TOTAL RETURNS
For the periods  ended  December 31, 1998
NO SALES CHARGES

                                                                    SINCE
                                                                  INCEPTION
                                         1 YEAR     5 YEARS        (3/1/91)
-------------------------------------------------------------------------------
Templeton Capital Accumulator Fund/2/     8.58%      11.84%        13.97%
MSCI All Country World Free Index/3/     21.97%      14.78%        12.51%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of September 30, 1999, the fund's year-to-date return was 10.04%.

2. Figures reflect NAV returns.
All fund performance assumes reinvestment of dividends and capital gains.


3. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI All Country World Free Index measures the performance of securities located in 48 countries, including emerging markets in Latin America, Asia and Eastern Europe. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

FEES AND EXPENSES
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[INSERT GRAPHIC OF PERCENTAGE SIGN]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum sales charge (load) as a percentage of offering price    None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

Management fees                                                  0.75%
Other expenses                                                   0.36%
                                                                 -------
Total annual fund operating expenses                             1.11%
                                                                 =======


EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year;

o The fund's  operating  expenses remain the same; and

o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR   3 YEARS  5 YEARS 10 YEARS
------------------------------------------------------------------------
                                 $113     $353     $612    $1,352

The expense summary shows only the expenses of the fund. THE PLANS CHARGE YOU A SEPARATE SALES CHARGE TO COMPENSATE DISTRIBUTORS FOR CREATING THE PLANS AND TO PAY SELLING EXPENSES AND COMMISSIONS TO SECURITIES DEALERS. We deduct this charge from each monthly investment that you make. The charge will vary according to the size of your monthly investment. For example, on a $100 per month Plan, $50 is deducted from each of the first 12 monthly investments. After that, the charge drops to $6.07 on each subsequent monthly investment. For details concerning sales charges, see the accompanying prospectus for the Plans.


MANAGEMENT
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF BRIEFCASE]

Templeton  Investment  Counsel,   Inc.  (Investment   Counsel),  is  the  fund's
investment manager. Together, Investment Counsel and its affiliates manage over $218 billion in assets.

The fund's lead portfolio manager is:

GARY P. MOTYL CFA, DIRECTOR AND EXECUTIVE VICE PRESIDENT OF INVESTMENT COUNSEL Mr. Motyl has been a manager of the fund since 1993. He joined the Franklin Templeton Group in 1981.

The following individuals have secondary portfolio management responsibilities:

MARK R. BEVERIDGE CFA, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Beveridge has been a manager of the fund since 1993. He joined the Franklin Templeton Group in 1985.


GUANG YANG CFA, VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Yang has been a manager of the fund since 1999. He joined the Franklin Templeton Group in 1995.


The fund pays Investment Counsel a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended August 31, 1999, the fund paid 0.75% of its average daily net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.


When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.


The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

DISTRIBUTIONS AND TAXES
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[INSERT GRAPHIC OF DOLLAR SIGNS AND STACKS OF COINS]

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN(R)

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct social security or taxpayer identification number, or if the IRS instructs the fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF DOLLAR SIGN]


This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP for the fiscal year ended August 31, 1999, and by other auditors for the fiscal years before August 31, 1999.

                                                                                 YEAR ENDED AUGUST 31,
                                                            ---------------------------------------------------------------
                                                                 1999/2/     1998        1997       1996        1995
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($)/1/
Net asset value, beginning of year                               9.69       10.97        9.08       7.97        8.10
                                                            ---------------------------------------------------------------
  Net investment income                                           .18         .18         .18        .19         .14
  Net realized and unrealized gains (losses)                     2.78       (1.00)       2.03       1.10         .12
                                                            ---------------------------------------------------------------
Total from investment operations                                 2.96        (.82)       2.21       1.29         .26
  Distributions from net investment income                       (.18)       (.18)       (.18)      (.15)       (.10)
  Distributions from net realized gains                          (.36)       (.28)       (.14)      (.03)       (.29)
                                                            ---------------------------------------------------------------
Total distributions                                              (.54)       (.46)       (.32)      (.18)       (.39)
                                                            ---------------------------------------------------------------
Net asset value, end of year                                    12.11        9.69       10.97       9.08        7.97
                                                            ===============================================================
Total return (%)                                                32.01       (7.87)      25.06      16.50        3.40

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                           291,136     191,913     172,683    108,019      65,538
Ratios to average net assets: (%)
  Expenses                                                       1.11        1.00        1.00       1.00        1.00
  Expenses excluding waiver and payments by affiliate            1.11        1.09        1.13       1.16        1.34
  Net investment income                                          1.60        1.77        2.00       2.56        2.37
Portfolio turnover rate (%)                                     13.96       11.92        7.43      11.08       12.91


1. Per share amounts for all periods prior to August 31, 1996 have been restated to reflect a 2-for-1 stock split effective March 27, 1996.

2. Based on average weighted shares outstanding.





YOUR ACCOUNT

BUYING SHARES
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[INSERT GRAPHIC OF PAPER WITH LINES AND SOMEONE WRITING]

You may purchase shares of the fund only by investing in the Plans. Details of the Plans, including the terms of the offering, are in the attached Plan prospectus. Except where Planholders have received fund shares in a Plan liquidation or partial withdrawal from a Plan we do not expect that any person, other than the Plan custodian, will directly hold any fund shares.

No securities dealer, salesman, or other person is authorized to give any information or to make any representations, other than those contained in this prospectus and in the SAI, in connection with the offer contained in this prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the fund, Investment Counsel, or Franklin Templeton Distributors, Inc.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Templeton Variable Insurance Products Trust, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]

Except for the fact that the fund's shares are available only through the Plans, the fund does not represent an investment concept that is new or different from other investment companies for which Investment Counsel or its affiliates acts as an investment manager. The fund's investment goal of long-term capital growth is similar to the goal of certain other Franklin Templeton Funds.




INVESTOR SERVICES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PERSON WITH A HEADSET]

DISTRIBUTION OPTIONS Distributions you receive from the fund are automatically reinvested in your account. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.


TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.


EXCHANGE PRIVILEGE If you liquidate a Plan or withdraw Plan shares, you can move your investment to an existing Franklin Templeton Fund, generally without paying any additional sales charges. In the case of an exchange into a Franklin Templeton Fund that offers multiclasses of shares, you would receive Class A shares, which generally have lower Rule 12b-1 distribution fees than Class B and Class C shares of the same fund.

NO EXCHANGES INTO THE FUND FROM OTHER FRANKLIN TEMPLETON FUNDS WILL BE ACCEPTED.


Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect the fund, there are limits on the number and amount of exchanges you may make if we believe (i) the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply.


SELLING SHARES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF A CERTIFICATE]

If you liquidate your Plan or withdraw Plan shares, you may sell the fund shares that you receive at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

o you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account


[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public  CANNOT  provide a signature  guarantee.
[End callout]

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.


SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.


REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed Plan account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 59 1/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.




SELLING SHARES
------------------------------------------------------------------------------------------------------
                              TO SELL SOME OR ALL OF YOUR SHARES
------------------------------------------------------------------------------------------------------
[GRAPHIC OF HANDSHAKE]

THROUGH YOUR INVESTMENT       Contact your investment representative
REPRESENTATIVE

------------------------------------------------------------------------------------------------------
[GRAPHIC OF ENVELOPE]         Send written instructions to Templeton Funds Trust Company (TFTC).
                              Corporate, partnership or  trust accounts may need to send additional
BY MAIL                       documents.


                              Specify the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures
                              and any   additional documents, as well as signature guarantees if required.

                              A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.
------------------------------------------------------------------------------------------------------
[GRAPHIC OF TELEPHONE]
BY PHONE                      As long as your transaction is for $100,000 or less and you have not changed your address by phone within the last 15 days, you can sell
1-800/881-TCAP                your shares by phone.


                              A check will be mailed to the name(s) and address on the account.
                              Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.
------------------------------------------------------------------------------------------------------

[GRAPHIC OF THREE
LIGHTNING BOLTS]
BY ELECTRONIC FUNDS           You can call or write to have redemption proceeds sent to a bank
   TRANSFER (ACH)             account. See the policies above for selling shares by mail or phone.

                              Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file.  If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the ownership of the bank and fund accounts is different.

                              If we recevie your requests received in proper form by 1:00 p.m.
                              Pacific time, porceeds sent by ACH generally will be available within two to three business days.
------------------------------------------------------------------------------------------------------
[GRAPHIC OF ARROWS]
BY EXCHANGE                   Obtain a current prospectus for the fund you are considering.


TeleFACTS(R)                  Call the TCAP Dedicated Service Group at the number below or our
1-800/247-1753                automated TeleFACTS system, or send signed written instructions.
(around-the-clock access)     See the policies above for selling shares by mail or phone.

------------------------------------------------------------------------------------------------------

              TEMPLETON FUNDS TRUST COMPANY 500 EAST BROWARD BLVD.,
                         FORT LAUDERDALE, FL 33394-3091
                         CALL TOLL-FREE: 1-800/881-TCAP
          (MONDAY THROUGH FRIDAY 6:00 A.M. TO 5:00 P.M., PACIFIC TIME)



ACCOUNT POLICIES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PAPER AND PEN]

CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The fund's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
You may buy fund shares only by buying shares in a Plan.
[End callout]

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.


STATEMENTS AND REPORTS You will receive quarterly account statements that show all your Plan account transactions during the quarter. You also will receive written notification after most transactions affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs which will be reported on your quarterly statement). You also will receive the fund's financial reports every six months. If you need additional copies, please call 1-800/881-TCAP.

If there is a dealer or other investment representative of record on your account, he or she also may request confirmations, account statements and other information about your account directly from the fund.


STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.


ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may modify or discontinue the exchange privilege on 60 days' notice.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check, wire or electronic funds transfer would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

QUESTIONS
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF QUESTION MARK]


If you have any questions about your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You can also call us at the following number. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.



DEPARTMENT NAME                          TELEPHONE NUMBER                    HOURS (PACIFIC TIME, MONDAY THROUGH FRIDAY)
---------------------------------------------------------------------------------------------------------------------------
TCAP Dedicated Service Group       1-888/881-TCAP (1-888/881-8227)     6:00 a.m. to 5:00 p.m.


FOR MORE INFORMATION

You can learn more about the Plan and fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains  more  information  about  the Plan and  fund,  their  investments  and
policies.   It  is  incorporated  by  reference  (is  legally  a  part  of  this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R)(1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklintempleton.com

You can also obtain information about the Plan and fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.

Investment Company Act file #811-6198                            TLCAP P 01/00






                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION








TEMPLETON
CAPITAL ACCUMULATOR
FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION


JANUARY 1, 2000  P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030 1-800/881-TCAP
-------------------------------------------------------------------------------


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated January 1, 2000, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the fund's prospectus.

The audited financial statements and auditor's report in the fund's Annual Report to Shareholders, for the fiscal year ended August 31, 1999, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/881-TCAP.


-------------------------------------------------------------------------------
Mutual funds, annuities, and other investment products:

o are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

o are not deposits or obligations of, or guaranteed or endorsed by, any bank;

o are subject to investment risks, including the possible loss of principal.
-------------------------------------------------------------------------------

                                                           TLCAP SAI 01/00

CONTENTS


GOAL AND STRATEGIES .............................     2
RISKS ...........................................     7
OFFICERS AND DIRECTORS ..........................    11
MANAGEMENT AND OTHER SERVICES ...................    14
PORTFOLIO TRANSACTIONS ..........................    15
DISTRIBUTIONS AND TAXES .........................    16
ORGANIZATION, VOTING RIGHTS
 AND PRINCIPAL HOLDERS ..........................    18
BUYING AND SELLING SHARES .......................    18
PRICING SHARES ..................................    20
THE UNDERWRITER .................................    21
PERFORMANCE .....................................    22
MISCELLANEOUS INFORMATION .......................    23
DESCRIPTION OF RATINGS ..........................    24






GOAL AND STRATEGIES
-------------------------------------------------------------------------------

The fund's investment goal is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval. The fund tries to achieve its goal by investing primarily in the equity and debt securities of companies and governments of any nation.


GENERAL The fund may invest up to 100% of its total assets in any foreign country, developed or developing or emerging markets, including up to 5% of its total assets in Russian securities. As an operating policy, the fund may invest no more than 5% of its assets in Eastern European countries, which involves special risks described below. The fund may invest up to 15% of its total assets in foreign securities that are not listed on a recognized U.S. or foreign securities exchange. The fund may invest no more than 5% of its total assets in securities of any one company or government. The fund may invest an unlimited amount in U.S. government securities. Although the fund may invest up to 25% of its assets in a single industry, it has no present intention of doing so. The fund may invest up to 5% of its assets in warrants (excluding warrants acquired in units or attached securities).

Below is a description of the various types of securities the fund may buy.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. These include common stocks; preferred stocks; convertible securities; warrants and rights. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.


DEPOSITARY RECEIPTS are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, ADRs); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, GDRs or European Depositary Receipts, EDRs).


DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.


The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's net asset value per share. Higher yielding corporate debt securities are ordinarily unrated or in the lower rating categories of recognized rating agencies (that is, ratings of Baa or lower by Moody's or BBB or lower by S&P) and are generally considered to be predominantly speculative and, therefore, may involve greater volatility of price and risk of loss of principal and income (including the possibility of default or bankruptcy of issuers of such securities) than securities in the higher rating categories. A debt security rated Caa by Moody's is of poor standing. Such a security may be in default or there may be present elements of danger with respect to principal and interest. A debt security rated CCC by S&P is regarded, on balance, as speculative. Such a security will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Although they may offer higher yields than do higher rated securities, lower rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing its portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the fund to achieve its investment goal may, to the extent of the investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the fund may incur additional expenses to seek recovery.

The fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment, the fund must distribute substantially all of its income to shareholders (see Distributions and Taxes). Thus, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, so that it may satisfy the distribution requirement.


LOANS OF PORTFOLIO SECURITIES The fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 331/3% of the value of the fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% of the current market value of the loaned securities in the U.S. and 105% of the current market value of loaned securities issued outside the U.S. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund also continues to receive any distributions paid on the loaned securities.

The fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The fund will loan its securities only to parties who meet creditworthiness standards approved by the fund's board of directors, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.


STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flows on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flows on the underlying instruments. Because structured investments of the type in which the fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of the limitations placed on the extent of the fund's assets that may be used for borrowing activities.


Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (1940
Act). As a result, the fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the fund's restrictions on investments in illiquid securities.


REPURCHASE AGREEMENTS The fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements. Under a repurchase agreement, the fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the fund's ability to sell the underlying securities. The fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.


BORROWING The fund may borrow money for any purpose other than redeeming its shares or purchasing its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.


FUTURES CONTRACTS Although the fund has the authority to buy and sell financial futures contracts, it presently has no intention of entering into such transactions. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.


The fund also may buy and sell index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. The fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options. The fund's investment policies also permit it to buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade, to an aggregate amount not exceeding 20% of the fund's total assets at the time when such contracts are entered into.


At the time the fund purchases a futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the futures contract will be deposited in a segregated account with the fund's custodian. When writing a futures contract, the fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the fund to purchase the same futures contract at a price no higher than the price of the contract written by the fund (or at a higher price if the difference is maintained in liquid assets with the fund's custodian).

OPTIONS ON SECURITIES OR INDICES Although the fund has the authority to write covered call and put options and purchase call and put options on securities or stock indices that are traded on U.S. and foreign exchanges and in the over-the-counter markets, it presently has no intention of entering into such transactions. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The fund will limit the sale of options on its securities to 15% or less of its total assets. The fund may only buy options if the total premiums it paid for such options is 5% or less of its total assets.

The fund may write a call or put option to generate income only if the option is "covered." A call option on a security written by the fund is "covered" if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also "covered" if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or high grade U.S. government securities in a segregated account with its custodian. A put option on a security written by the fund is "covered" if the fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The fund will cover call options on stock indices that it writes by owning securities whose price changes, in the opinion of the manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The fund will cover put options on stock indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The fund will receive a premium from writing a put or call option, which increases the fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the fund has written a call option falls or remains the same, the fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the fund's investments. By writing a put option, the fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on indices or securities will increase the fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the fund's investments does not decline as anticipated, or if the value of the option does not increase, the fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the correlation between the changes in value of the underlying security or index and the changes in value of the fund's security holdings being hedged.

The fund may purchase call options on individual securities to hedge against an increase in the price of securities that the fund anticipates purchasing in the future. Similarly, the fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the fund may experience losses in some cases as a result of such inability.

FOREIGN CURRENCY EXCHANGE CONTRACTS In order to hedge against foreign currency exchange rate risks, the fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The fund may not commit more than 20% of its total assets to these contracts.

The fund may enter into forward foreign currency exchange contracts (forward contracts) to attempt to reduce the risk to the fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with the fund's forward contract transactions, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission, it may in the future assert authority to regulate forward contracts. In such event, the fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not engaged in such contracts.

The fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, the fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the fund will be traded on U.S. and foreign exchanges or over- the-counter.

The fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies (foreign currency futures). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the fund's portfolio securities or adversely affect the prices of securities that the fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the manager to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.


TEMPORARY INVESTMENTS When the fund's manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under such circumstances, the fund may invest up to 100% of its assets in: (1) U.S. government securities; (2) bank time deposits denominated in the currency of any major nation; (3) commercial paper rated A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by a company which, at the date of investment, had an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's; and (4) repurchase agreements with banks and broker-dealers.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS The fund has adopted the following investment policies and restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.


The fund may not:

1. Invest in real estate or mortgages on real estate (although the fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; purchase or sell commodity contracts (except forward contracts and futures contracts as described in the fund's Prospectus); or invest in other open-end investment companies.

2. Purchase or retain securities of any company in which directors or officers of the fund or of the manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

3. Invest more than 5% of its total assets in the securities of any one issuer (exclusive of U.S. government securities).

4. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

5. Act as an underwriter; issue senior securities; purchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads (but the fund may make margin payments in connection with futures contracts, forward contracts and options on securities indices and foreign currencies).

6. Loan money, apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the fund may enter into repurchase agreements and lend its portfolio securities.

7. Borrow money for any purpose other than redeeming its shares or purchasing its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets; or pledge, mortgage, or hypothecate its assets for any purpose other than to secure such borrowings, and then only up to such extent not exceeding 10% of the value of its total assets as the board may by resolution approve./1/ For the purposes of this investment restriction, collateral arrangements with respect to margin for a futures contract or a forward contract are not deemed to be a pledge of assets.

8. Invest more than 5% of the value of the fund's total assets in securities of issuers which have been in continuous operation less than three years.

9. Invest more than 5% of the fund's total assets in warrants, whether or not listed on the New York Stock Exchange (NYSE) or the American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the fund in units or attached to securities are not included in this investment restriction. This investment restriction does not apply to options on securities indices.

10. Invest more than 15% of the fund's total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements having more than seven days to maturity, and over-the-counter options purchased by the fund. Assets used as cover for over-the-counter options written by the fund are considered not readily marketable.

11. Invest more than 25% of the fund's total assets in a single industry.

12. Invest in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement.


13. Participate on a joint or a joint and several basis in any trading account in securities. (See Portfolio Transactions on page 15 as to transactions in the same securities for the fund, other clients and/or other mutual funds within the Franklin Templeton Group of Funds.)


14. Invest more than 10% of its total assets in defaulted debt securities, some of which may be illiquid.


The fund presently has the following additional restriction, which is not fundamental and may be changed without shareholder approval. The fund may not invest more than 5% of its total assets in non-investment grade securities (rated lower than Baa by Moody's or BBB by S&P).

The fund also may be subject to investment limitations imposed by foreign jurisdictions in which the fund sells its shares.


If a bankruptcy or other extraordinary event occurs concerning a particular security the fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.


Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions. If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

1. As an operating policy approved and subject to change or elimination solely by the Board, the fund will not pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the Offering Price of the shares of the fund.


RISKS
-------------------------------------------------------------------------------


FOREIGN SECURITIES The fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to buy such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Investments in unlisted foreign securities raise liquidity concerns, and the board of directors of the fund (or the manager under the supervision of the board) will monitor, on a continuing basis, the status of the fund's positions (and any anticipated positions) in these securities in light of the fund's restriction against investments in illiquid securities exceeding 10% of its net assets. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.


EMERGING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.


In addition, many countries in which the fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.


Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the fund's shareholders.

RUSSIAN SECURITIES. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;
(c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.


There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the fund to lose its registration through fraud, negligence or even mere oversight. While the fund will endeavor to ensure that its interests continue to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the fund from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by the fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.


CURRENCY The fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.


The fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.


Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund. Through the flexible policy of the fund, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the fund's investments.


The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

INTEREST RATE To the extent the fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of its portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

LOW RATED SECURITIES Bonds rated Caa by Moody's are of poor standing. These securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds rated CCC by S&P are regarded, on balance, as speculative. These securities will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The fund may invest up to 10% of its total assets in defaulted debt securities. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders.

The markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the funds' ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing its portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the fund may incur additional expenses to seek recovery.

The fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though they receive no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, the fund must distribute substantially all of its income to shareholders. Thus, the fund may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

DERIVATIVE SECURITIES are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Stock index futures contracts and options on securities indices are considered derivative investments. To the extent the fund enters into these transactions, their success will depend upon the manager's ability to predict pertinent market movements.

Some of the risks involved in stock index futures transactions relate to the fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. The fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by the fund for hedging purposes also depends upon the manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. If the fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the fund, it would not be able to close out the option. If restrictions on exercise were imposed, the fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the fund is covered by an option on the same index purchased by the fund, movements in the index may result in a loss to the fund; however, such losses may be mitigated by changes in the value of the fund's securities during the period the option was outstanding.


OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------

The fund has a board of directors. The board is responsible for the overall management of the fund, including general supervision and review of the fund's investment activities. The board, in turn, elects the officers of the fund who are responsible for administering the fund's day-to-day operations.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the fund, and principal occupations during the past five years are shown below.

Harris J. Ashton (67)
191 Clapboard Ridge Road, Greenwich, CT 06830
DIRECTOR

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 47 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

*Nicholas F. Brady (69)
16 North Washington Street, Easton, MD 21601
DIRECTOR

Chairman,  Templeton  Emerging  Markets  Investment  Trust PLC,  Templeton Latin
America Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby Emerging Markets Investments LDC (investment firms) (1994-present); Director, Templeton Global Strategy Funds, Amerada Hess Corporation (exploration and refining of natural gas), Christiana Companies, Inc. (operating and investment companies), and H.J. Heinz Company (processed foods and allied products); director or trustee, as the case may be, of 19 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Secretary of the United States Department of the Treasury (1988-1993) and Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988).

S. Joseph Fortunato (67)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
DIRECTOR

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds.

John Wm. Galbraith (78)
360 Central Avenue, Suite 1300, St. Petersburg, FL 33701
DIRECTOR

President, Galbraith Properties, Inc. (personal investment company); Director Emeritus, Gulf West Banks, Inc. (bank holding company) (1995-present); director or trustee, as the case may be, of 18 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Mercantile Bank (1991-1995), Vice Chairman, Templeton, Galbraith & Hansberger Ltd. (1986-1992), and Chairman, Templeton Funds Management, Inc. (1974-1991).

Andrew H. Hines, Jr. (76)
One Progress Plaza, Suite 290, St. Petersburg, FL 33701
DIRECTOR

Consultant,Triangle Consulting Group; Executive-in-Residence, Eckerd College (1991-present); director or trustee, as the case may be, of 20 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman and Director, Precise Power Corporation (1990-1997), Director, Checkers Drive-In Restaurant, Inc. (1994-1997), and Chairman of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.


*Charles B. Johnson (66)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND VICE PRESIDENT

Chairman of the Board, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers and Franklin Investment Advisory Services, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in the Franklin Templeton Group of Funds.

*Charles E. Johnson (43)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND DIRECTOR

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; Chairman and Director, Templeton Investment Counsel, Inc.; President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 32 of the investment companies in the Franklin Templeton Group of Funds.


Betty P. Krahmer (70)
2201 Kentmere Parkway,  Wilmington,  DE 19806
DIRECTOR

Director or trustee of various civic associations; director or trustee, as the case may be, of 19 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Economic Analyst, U.S. government.

GORDON S. MACKLIN (71)
8212 Burning Tree Road, Bethesda, MD 20817
DIRECTOR


Director, Fund American Enterprises Holdings, Inc. (holding company), Martek Biosciences Corporation, MCI WorldCom (information services), MedImmune, Inc. (biotechnology) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 47 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), President, National Association of Securities Dealers, Inc.



Fred R. Millsaps (70)
2665 NE 37th Drive, Fort Lauderdale, FL 33308
DIRECTOR

Manager of personal investments (1978-present);
director of various business and nonprofit organizations; director or trustee, as the case may be, of 20 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978), Financial Vice President, Florida Power and Light (1965-1969), and Vice President, Federal Reserve Bank of Atlanta (1958-1965).

Gary P. Motyl (47)
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091
PRESIDENT

Executive Vice President, Templeton Investment Counsel, Inc.; Security Analyst and Portfolio Manager, Templeton Investment Counsel, Inc. (since 1981); and FORMERLY, Research Analyst and Portfolio Manager, Landmark First National Bank (1979-1981) and Security Analyst, Standard & Poor's Corporation (1974-1979).

Mark G. Holowesko (39)
Lyford Cay, Nassau, Bahamas
VICE PRESIDENT

President, Templeton Global Advisors Limited; Chief Investment Officer, Global Equity Group; Executive Vice President and Director, Templeton Worldwide, Inc.; officer of 19 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Investment Administrator, RoyWest Trust Corporation (Bahamas) Limited (1984-1985).

*Harmon E. Burns (54)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT


Vice Chairman and Member - Office of the Chairman and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in the Franklin Templeton Group of Funds.


*Rupert H. Johnson, Jr. (59)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT


Vice Chairman and Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in the Franklin Templeton Group of Funds.


Deborah R. Gatzek (51)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 52 of the investment companies in the Franklin Templeton Group of Funds.

*Martin L. Flanagan (39)
777 Mariners  Island  Blvd.,  San Mateo,  CA 94404
VICE PRESIDENT


President and Member - Office of the President, Franklin Resources, Inc., Franklin/Templeton Investor Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds.


John R. Kay (59)
500  East  Broward  Blvd.,  Fort Lauderdale,  FL 33394-3091
VICE PRESIDENT

Vice President,  Templeton  Worldwide,
Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; officer of 24 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Vice President and Controller, Keystone Group, Inc.

Elizabeth M. Knoblock  (44)
500 East Broward  Blvd.,  Fort  Lauderdale,  FL  33394-3091
VICE PRESIDENT - COMPLIANCE

General Counsel, Secretary and Senior Vice President, Templeton Investment Counsel, Inc.; Senior Vice President, Templeton Global Investors, Inc.; officer of 23 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Vice President and Associate General Counsel, Kidder Peabody & Co. Inc. (1989-1990), Assistant General Counsel, Gruntal & Co., Inc. (1988), Vice President and Associate General Counsel, Shearson Lehman Hutton Inc. (1988), Vice President and Assistant General Counsel, E.F. Hutton & Co. Inc. (1986-1988), and Special Counsel, Division of Investment Management, U.S. Securities and Exchange Commission (1984-1986).

James R.  Baio (45)
500 East  Broward  Blvd.,  Fort  Lauderdale,  FL  33394-3091
TREASURER

Certified Public Accountant; Senior Vice President, Templeton Worldwide, Inc., Templeton Global Investors, Inc. and Templeton Funds Trust Company; officer of 20 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Senior Tax Manager, Ernst & Young (certified public accountants) (1977-1989).

Barbara J. Green (52)
500 East Broward Blvd., Fort  Lauderdale,  FL  33394-3091
SECRETARY

Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of 19 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells, and Judicial Clerk, U.S. District Court (District of Massachusetts).


*This board member is considered an "interested person" under federal securities laws. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The fund pays noninterested board members and Mr. Brady an annual retainer of $1,000 and a fee of $100 per board meeting attended. Board members who serve on the audit committee of the fund and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the fund. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members and Mr. Brady by the fund and by the Franklin Templeton Group of Funds.


                                                         Number of
                                                         Boards in
                                      Total Fees the      Franklin
                      Total Fees      Received from       Templeton
                       Received      the Franklin          Group
                         from          Templeton          of Funds
                       the Fund/1/      Group of          on which
Name                      ($)          Funds/2/ ($)      Each Serves/3/
-------------------------------------------------------------------------------
Harris J. Ashton         1,500          363,165             47
Nicholas F. Brady        1,500          138,700             19
S. Joseph Fortunato      1,500          363,238             49
John Wm. Galbraith       1,544          144,200             18
Andrew H. Hines, Jr.     1,544          203,700             20
Betty P. Krahmer         1,500          138,700             19
Gordon S. Macklin        1,500          363,165             47
Fred R. Millsaps         1,542          201,700             20


1. For the fiscal year ended August 31, 1999.

2. For the calendar year ended December 31, 1999.


3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 53 registered investment companies, with approximately 155 U.S. based funds or series.


Noninterested board members and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The fund's manager is Templeton Investment Counsel, Inc. the manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the fund to buy, hold or sell. The manager also selects the brokers who execute the fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance.


The Templeton organization has been investing globally since 1940. The manager and its affiliates have offices in Argentina, Australia, Bahamas, Belgium, Bermuda, Brazil, Canada, Peoples Republic of China, Cyprus, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Mauritius, the Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Turkey, United Kingdom, Venezuela and the U.S.


The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect to the fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the fund's code of ethics.

Under the fund's code of ethics, employees of the Franklin Templeton
Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer;
(iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES The fund pays the manager a fee equal to an annual rate of 0.75% of the fund's average daily net assets. The fee is computed according to the terms of the management agreement.

For the last three fiscal years ended August 31, the fund paid the following management fees:

                                        MANAGEMENT
                                       FEES PAID ($)
-------------------------------------------------------------------------------
1999                                     1,881,919
1998/1/                                  1,334,912
1997/1/                                    888,512

1. For the fiscal years ended August 31, 1998 and 1997, management fees, before any advance waiver, totaled $1,530,273 and $1,072,883, respectively. This agreement by the manager to limit its fees was terminated as of September 1, 1998.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the fund to provide certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the fund's manager and principal underwriter.

The   administrative   services  FT  Services  provides  include  preparing  and
maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The fund pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the fund's average daily net assets up to $200 million;

o 0.135% of average daily net assets over $200 million up to $700 million;

o 0.10% of average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended August 31, the fund paid the following administration fees:

                                      ADMINISTRATION
                                       FEES PAID ($)
-------------------------------------------------------------------------------
1999                                      368,745
1998                                      305,449
1997/1/                                   214,577

1.  Before  October  1,  1996,   Templeton  Global   Investors,   Inc.  provided
administrative services to the fund.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, St. Petersburg, FL 33733-8030. Please send all correspondence to Investor Services to P.O. Box 33030, St. Petersburg, FL 33733-8030.

For its services, Investor Services receives a fixed fee per account. The fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the fund's assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

AUDITOR PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, is the fund's independent auditor. The auditor gives an opinion on the financial statements included in the fund's Annual Report to Shareholders and reviews the fund's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, also may be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the last three fiscal years ended August 31, the fund paid the following brokerage commissions:

                                         BROKERAGE
                                      COMMISSIONS ($)
--------------------------------------------------------------------------------
1999                                      267,592
1998                                      210,451
1997                                      139,387

For the fiscal year ended August 31, 1999, the fund paid brokerage commissions of $267,033 from aggregate portfolio transactions of $107,436,978 to brokers who provided research services.

As of August 31, 1999, the fund did not own securities of its regular broker-dealers.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

Distributions are subject to approval by the board. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.


DISTRIBUTIONS OF NET INVESTMENT INCOME The fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net capital gains realized by the fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the fund.


EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt securities are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.


The fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund. If this election is made, the year-end statement you receive from the fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, the fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires the fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Beginning after the year 2000, certain shareholders may be subject to a reduced rate of tax on gains from the fund's sale of securities held for more than five years. Other shareholders will not benefit from a reduced rate until after the year 2005.


Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares. All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.


DEFERRAL OF BASIS If you redeem some or all of your shares in the fund, and then reinvest the sales proceeds in the fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report any gain or loss on the redemption of your original shares in the fund. In doing so, all or a portion of the sales charge that you paid for your original shares in the fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS States grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder, you should note that 11.75% of the dividends paid by the fund for the most recent fiscal year qualified for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES The fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund (possibly causing the fund to sell securities to raise the cash for necessary distributions) and/or defer the fund's ability to recognize losses, and, in limited cases, subject the fund to U.S. federal income tax on income from certain foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the fund.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The fund is a diversified open-end management investment company, commonly called a mutual fund. The fund was organized as a Maryland corporation on October 26, 1990, and is registered with the SEC.

The fund has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. When exchanging shares into another Franklin Templeton Fund, shares of the fund are considered Class A shares.

The fund does not intend to hold annual shareholder meetings. The fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the fund, no other person holds beneficially or of record more than 5% of the outstanding shares of the fund.

As of October 12, 1999, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of the fund. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The fund has entered into an agreement with Franklin Templeton Distributors, Inc. (Distributors), under which the fund will issue shares at net asset value to Templeton Funds Trust Company (TFTC) as custodian for the unit investment trust entitled Templeton Capital Accumulation Plan (the Plan or Plans). The fund will not offer its shares publicly except through the Plans. Except in cases where planholders have liquidated their Plans and received fund shares in distribution as a result of the liquidation privilege under a Plan, it is not generally contemplated that any person, other than TFTC, as custodian, will directly hold any shares of the fund. The terms of the offering of the Plans are contained in the prospectus for the Plans.


Other funds advised by the manager, including those having capital growth as an objective, are currently being offered with a sales charge that, when compared to the early years of a Plan, would be less than the sales and creation charges for the Plans. Investors wishing information on any of these funds may contact Distributors at the address shown on the cover.


The fund continuously offers its shares through securities dealers who have an agreement with Distributors. A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.


All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.


Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares and/or total assets with the Franklin Templeton Group of Funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions.


The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.



SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.


You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.


REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The fund does not calculate the NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager.

The fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the fund's NAV is not calculated. Thus, the calculation of the fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the fund's shares, and the net underwriting discounts and commissions Distributors retained after allowances to dealers for the last three fiscal years ended August 31,:


                                    TOTAL            AMOUNT
                                 COMMISSIONS      RETAINED BY
                                  RECEIVED        DISTRIBUTORS
                                     ($)               ($)
-------------------------------------------------------------------------------
1999                              4,466,661       486,007
1998                              6,148,670       615,973
1997                              5,140,712       529,236


PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The fund's average annual total return does not include the effect of paying the sales charges associated with the purchase of shares of the fund through the Plans; of course, average annual total return would be lower if the sales charges were taken into account. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees.

The average annual total returns for the indicated periods ended August 31, 1999, were:

                                                SINCE
                                              INCEPTION
                       1 YEAR      5 YEARS   (03/01/91)
                         (%)         (%)         (%)
-------------------------------------------------------------------------------
                        32.01       12.87       14.51

The following SEC formula was used to calculate these figures:

                                  P(1+T)n = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return does not include the effect of paying the sales charges associated with the purchase of shares of the fund through the Plans; of course cumulative total return would be lower if the sales charges were taken into account. In addition, the calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended August 31, 1999, were:

                                                SINCE
                                              INCEPTION
                       1 YEAR      5 YEARS   (03/01/91)
                         (%)         (%)         (%)
------------------------------------------------------------------------------
                        32.01       83.20      216.46

VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS The fund also may quote the performance of shares reflecting the Plan's sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with and/or without including the effect of paying the sales charges associated with the purchase of fund shares through the Plans.


Sales literature referring to the use of the fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare the fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the fund and the manager also may refer to the following information:

o The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

o The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International(R) or a similar financial organization.

o The  capitalization of U.S. and foreign stock markets as prepared or published
by   the   International    Finance   Corporation,    Morgan   Stanley   Capital
International(R) or a similar financial organization.

o The geographic and industry distribution of the fund's portfolio and the fund's top ten holdings.

o The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

o To assist investors in understanding the different returns and risk characteristics of various investments, the fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

o The major industries located in various jurisdictions as published by the Morgan Stanley Index.

o Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

o Allegorical stories illustrating the importance of persistent long-term investing.

o The fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

o A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

o Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

o Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

*Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the board on April 16, 1995. He is no longer involved with the investment management process.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to fall. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $218 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 103 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has been making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also developing a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

DESCRIPTION OF RATINGS
------------------------------------------------------------------------------
CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATING GROUP (S&P(R))

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.










                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted:

(A)  ARTICLES OF INCORPORATIONS

     (i)  Articles of Incorporation dated October 26, 1990/2/

(B)  BY-LAWS

     ( i)  By-Laws as amended and restated March 1, 1991/2/

     (ii)  By-Laws as amended and restated October 19, 1996/3/

(C) INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS

     Not Applicable

(D) INVESTMENT ADVISORY CONTRACTS

    (i) Investment Management Agreement dated October 30, 1992 amended and restated December 6, 1994 and May 25, 1995/2/

(E) UNDERWRITING CONTRACTS

    (i)  Distribution Agreement amended and restated May 1, 1995/2/
   (ii) Form of Dealer Agreement between Registrant and Franklin Templeton Distributors, Inc. and Securities Dealers dated March 1, 1998/4/
  (iii)  Amendment of Dealer Agreement dated May 15, 1998/4/

(F)  BONUS OR PROFIT SHARING CONTRACTS

     Not Applicable

(G)  CUSTODIAN AGREEMENTS

     (i)  Custody Agreement dated January 14, 1991/2/
    (ii)  Amendment dated March 2, 1998 to the Custody Agreement/4/
   (iii) Amendment No. 2 dated July 23, 1998 to the Custody Agreement/4/

(H)  OTHER MATERIAL CONTRACTS

    (i) Transfer Agent Agreement dated September 1, 1993 amended and restated August 10, 1995/2/
   (ii)  Fund Administration Agreement dated October 1, 1996/3/

(I)  LEGAL OPINION

     (i) Opinion and Consent of Counsel/4/

(J)  OTHER OPINION

      (i) Consent of Independent Auditors, PricewaterhouseCoopers LLP

     (ii) Consent of Independent Auditors, McGladrey & Pullen, LLP

(K)  OMITTED FINANCIAL STATEMENTS

     Not Applicable

(L)  INITIAL CAPITAL AGREEMENTS

     (i) Initial capital agreement/1/

(M)  RULE 12B-1 PLAN

     Not Applicable

)O)  RULE 18F-3 PLAN

     Not Applicable

(P)  POWER OF ATTORNEY

     (i) Power of Attorney dated December 6, 1999

    (ii) Certificate of Secretary

---------------------

1. Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement on February 28, 1991.

2. Previously filed with Post-Effective Amendment No. 7 to the Registration Statement on December 29, 1995.

3. Previously filed with Post-Effective Amendment No. 8 to the Registration Statement on December 31, 1996.

4. Previously filed with Post-Effective Amendment No. 10 to the Registration Statement on October 28, 1998.

5. Previously filed with Post-Effective Amendment No. 11 to the Registration Statement on December 31, 1998.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     NONE.

ITEM 25.  INDEMNIFICATION.

     Article 5.2 of the Registrant's By-Laws, filed as Exhibit B, the Investment Management Agreement filed as Exhibit D and the Distribution Agreement filed as Exhibit E which was previously filed with Post-Effective Amendment No. 7 December 29, 1995.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT

(a)  Templeton Investment Counsel, Inc.

     The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds.

     For additional information please see Part B and Schedules A and D of Form ADV of the Fund's Investment Manager (SEC File 801-15125), incorporated herein by reference, which sets forth the officers and directors of the investment manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) Franklin Templeton Distributors, Inc.("Distributors") also acts as principal underwriter of shares of:

          Templeton Developing Markets Trust
          Templeton Funds, Inc.
          Templeton Global Investment Trust
          Templeton Global Opportunities Trust
          Templeton Global Smaller Companies Fund, Inc.
          Templeton Growth Fund, Inc.
          Templeton Income Trust
          Templeton Institutional Funds, Inc.
          Templeton Variable Products Series Fund

          Franklin Asset Allocation Fund
          Franklin California Tax Free Income Fund, Inc.
          Franklin California Tax Free Trust
          Franklin Custodian Funds, Inc.
          Franklin Equity Fund
          Franklin Federal Money Fund
          Franklin Federal Tax-Free Income Fund
          Franklin Floating Rate Trust
          Franklin Gold Fund
          Franklin High Income Trust
          Franklin Investors Securities Trust
          Franklin Managed Trust
          Franklin Money Fund
          Franklin Mutual Series Fund, Inc.
          Franklin Municipal Securities Trust
          Franklin New York Tax-Free Income Fund
          Franklin New York Tax-Free Trust
          Franklin Real Estate Securities Fund
          Franklin Strategic Mortgage Portfolio
          Franklin Strategic Series
          Franklin Tax Exempt Money Fund
          Franklin Tax-Free Trust
          Franklin Templeton Fund Allocator Series
          Franklin Templeton Global Trust
          Franklin Templeton International Trust
          Franklin Templeton Money Fund Trust
          Franklin Templeton Variable Insurance Products Trust
           (formerly Franklin Valuemark Funds)
          Franklin Value Investors Trust
          Institutional Fiduciary Trust

(b) The information required by this Item 27 with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889)

(c) Registrant's principal underwriter is an affiliated person of Registrant.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     Certain accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules thereunder are located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394. Other records are maintained at the offices of Franklin Templeton Investor Services, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205 and Franklin Resources, Inc., 777 Mariners Island Boulevard, San Mateo, California 94404.

ITEM 29.  MANAGEMENT SERVICES

     There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.  UNDERTAKINGS.

     Not Applicable.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets al the requirements for effectiveness of the Registration Statement pursuant to 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo and the State of California, on the 29th day of December, 1999.

                                    TEMPLETON CAPITAL ACCUMULATOR FUND, INC.


                                     By: GARY P. MOTYL
                                        -----------------------------------
                                        Gary P. Motyl, President*

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:




SIGNATURE                                   TITLE                             DATE
-----------------------------------------------------------------------------------------
GARY P. MOTYL
-------------------                       President (Chief               December 29, 1999
Gary P. Motyl*                            Executive Officer)


JAMES R. BAIO
-------------------                       Treasurer (Chief               December 29, 1999
James R. Baio*                            Financial and
                                          Accounting Officer)


CHARLES B. JOHNSON
-------------------                       Director                       December 29, 1999
Charles B. Johnson*


CHARLES E. JOHNSON
-------------------                       Director                       December 29, 1999
Charles E. Johnson*


NICHOLAS F. BRADY
-------------------                       Director                       December 29, 1999
Nicholas F. Brady*


FRED R. MILLSAPS
-------------------                       Director                       December 29, 1999
Fred R. Millsaps*


BETTY P. KRAHMER
-------------------                       Director                       December 29, 1999
Betty P. Krahmer*


HARRIS J. ASHTON
-------------------
Harris J. Ashton*                         Director                       December 29, 1999


S. JOSEPH FORTUNATO                       Director                       December 29, 1999
-------------------
S. Joseph Fortunato*


ANDREW H. HINES, JR.
-------------------                       Director                       December 29, 1999
Andrew H. Hines, Jr.*


JOHN WM. GALBRAITH
-------------------                       Director                       December 29, 1999
John Wm. Galbraith*


GORDON S. MACKLIN
-------------------                       Director                       December 29, 1999
Gordon S. Macklin*




*By:/s/LEIANN NUZUM
    ----------------------
    Leiann Nuzum
    Attorney-in-Fact
   (Pursuant to Power of Attorney filed herewith).



                                POWER OF ATTORNEY

                  The undersigned Officers and Directors of TEMPLETON CAPITAL ACCUMULATOR FUND, INC. (the "Registrant") hereby appoint Allan S. Mostoff, Jack
W. Murphy, Mark H. Plafker, Bruce G. Leto, Deborah R. Gatzek, Barbara J. Green and Leiann Nuzum (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, file or withdraw any of the documents referred to below relating to Post-Effective Amendments to the Registrant's registration statement on Form N-1A under the Investment Company Act of 1940, as amended, and/or Registrant's registration statements on Form N-14 under the Securities Act of 1933, as amended, or any amendments to such registration statements covering the sale of shares by the Registrant under prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

                  This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be a single document.

                  The undersigned Officers and Directors hereby execute this Power of Attorney as of the 6th day of December, 1999.


/s/HARRIS J. ASHTON                           /s/CHARLES E. JOHNSON
-----------------------------------          ----------------------------------
Harris J. Ashton, Director                   Charles E. Johnson, Director



/s/NICHOLAS F. BRADY                         /s/BETTY P. KRAHMER
-----------------------------------          ----------------------------------
Nicholas F. Brady, Director                  Betty P. Krahmer, Director


/s/S. JOSEPH FORTUNATO                       /s/GORDON S. MACKLIN
-----------------------------------          ----------------------------------
S. Joseph Fortunato, Director                Gordon S. Macklin, Director


/s/JOHN WM. GALBRAITH                        /s/FRED R. MILLSAPS
-----------------------------------          ----------------------------------
John Wm. Galbraith, Director                 Fred R. Millsaps, Director



/s/ANDREW H. HINES, JR.                      /s/GARY P. MOTYL
-----------------------------------          ----------------------------------
Andrew H. Hines, Jr., Director               Gary P. Motyl, President


/s/CHARLES B. JOHNSON                         /s/JAMES R. BAIO
-----------------------------------          ----------------------------------
Charles B. Johnson, Director                 James R. Baio, Treasurer









                    TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
                             REGISTRATION STATEMENT
                                  EXHIBIT INDEX


EXHIBIT NUMBER                       DESCRIPTION                                                  LOCATION
-------------------------------------------------------------------------------------------------------------
EX-99.(a)(i)        Articles of Incorporation dated October 26, 1990                                  *

EX-99.(b)(i)        By-Laws as amended and restated March 1, 1991                                     *

EX-99.(b)(ii)       By-Laws as amended and restated October 16, 1996                                  *

EX-99.(d)(i)        Investment Management Agreement dated October 30, 1992 amended and                *
                    restated December 6, 1994 and May 25, 1995

EX-99.(e)(i)        Distribution Agreement amended and restated May 1, 1995                           *

EX-99.(e)(ii)       Form of Dealer Agreement between Registrant and Franklin Templeton                *
                    Distributors, Inc. and Securities Dealers

EX-99.(e)(iii)      Amendment of Dealer Agreement                                                     *

EX-99.(g)(i)        Custody Agreement dated January 14, 1991                                          *

EX-99.(g)(ii)       Amendment dated March 2, 1998 to the Custody Agreement                            *

EX-99.(g)(iii)      Amendment No.2 dated July 23, 1998 to the Custody Agreement                       *

EX-99.(h)(i)        Transfer Agent Agreement dated September 1, 1993 amended and restated             *
                    August 10, 1995

EX-99.(h)(ii)       Fund Administration Agreement dated October 1, 1996                               *

EX-99.(i)(i)        Opinion and Consent Counsel                                                       *

EX-99.(j)(i)        Consent of Independent Auditors, PricewaterhouseCoopers LLP                     Attached

EX-99.(j)(i)        Consent of Independent Auditors, McGladrey & Pullen, LLP                        Attached

EX-99.(l)(i)        Initial capital Agreement                                                         *

EX-99.(p)(i)        Power of Attorney dated December 6, 1999                                       Attached

EX-99.(p)(ii)       Certificate of Secretary                                                       Attached

* Incorporated by reference.